                                       COMPUTATIONAL MATERIALS FOR
                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                   SERIES 2005-SL2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[445,117,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL2


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

            WILSHIRE CREDIT CORPORATION AND PHH MORTGAGE CORPORATION
                                   SERVICERS

                                DEUTSCHE BANK, NA
                                    TRUSTEE


                                 JUNE [13], 2005


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR
                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                   SERIES 2005-SL2
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

TOP 10 CITY CONCENTRATIONS

                                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
TOP 10 CITY                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL
CONCENTRATIONS                        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV
------------------------------------  --------------  ------------  ----------  --------  --------  -----------  --------
Las Vegas NV                                 154      $  8,185,261      1.73%    10.078%    666       $ 53,151    99.55%
Chicago IL                                   181         8,029,487      1.70     10.433     667         44,362    99.35
Phoenix AZ                                   191         5,989,588      1.27     10.655     647         31,359    99.47
Sacramento CA                                107         5,681,283      1.20     10.232     661         53,096    99.26
Houston TX                                   146         5,622,571      1.19      9.274     659         38,511    79.81
San Jose CA                                   55         5,105,131      1.08      9.766     668         92,821    99.47
San Diego CA                                  54         4,528,368      0.96      9.875     672         83,859    98.89
Los Angeles CA                                53         3,743,792      0.79      9.856     679         70,638    99.18
Miami FL                                      82         3,725,675      0.79     10.324     657         45,435    99.64
Tucson AZ                                     89         2,661,405      0.56     10.468     647         29,903    99.73
Other                                     10,405       419,756,227     88.74     10.172     653         40,342    99.04
                                          ------      ------------    ------     ------     ---       --------   ------
TOTAL:                                    11,517      $473,028,788    100.00%    10.164%    654       $ 41,072    98.85%
                                          ======      ============    ======    =======     ===       ========   ======


                                        PERCENT
TOP 10 CITY                               FULL
CONCENTRATIONS                        DOCUMENTATION
------------------------------------  -------------
Las Vegas NV                              37.82%
Chicago IL                                28.96
Phoenix AZ                                45.60
Sacramento CA                             30.86
Houston TX                                58.11
San Jose CA                               31.16
San Diego CA                              19.35
Los Angeles CA                            30.62
Miami FL                                  56.67
Tucson AZ                                 52.56
Other                                     50.76
                                         ------
TOTAL:                                    49.33%
                                         ======

DEBT-TO-INCOME RATIOS

                                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
                                        NUMBER OF       BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL
RANGE OF DEBT-TO-INCOME RATIOS (%)    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV
------------------------------------  --------------  ------------  ----------  --------  --------  -----------  --------
25.00 or less                                558      $ 18,281,789      3.86%    10.130%    651     $ 32,763      96.38%
25.01 - 30.00                                603        19,627,865      4.15     10.064     651       32,550      98.49
30.01 - 35.00                              1,149        42,417,833      8.97     10.121     655       36,917      98.46
35.01 - 40.00                              1,884        73,405,428     15.52     10.143     656       38,963      98.99
40.01 - 45.00                              2,990       128,973,809     27.27     10.200     657       43,135      99.33
45.01 - 50.00                              3,796       164,600,210     34.80     10.221     652       43,361      99.32
50.01 - 55.00                                506        23,619,970      4.99      9.934     648       46,680      96.33
55.01 - 60.00                                 25         1,405,438      0.30      9.203     663       56,218      97.31
60.01 - 65.00                                  2           623,539      0.13      8.203     583      311,769      65.76
65.01 - 70.00                                  4            72,907      0.02    808.300%    671       18,227      89.99
                                          ------      ------------    ------    -------     ---     --------     ------
TOTAL:                                    11,517      $473,028,788    100.00%    10.164%    654     $ 41,072      98.85%
                                          ======      ============    ======    =======     ===     ========     ======


                                        PERCENT
                                          FULL
RANGE OF DEBT-TO-INCOME RATIOS (%)    DOCUMENTATION
------------------------------------  -------------
25.00 or less                             53.45%
25.01 - 30.00                             52.73
30.01 - 35.00                             50.68
35.01 - 40.00                             46.22
40.01 - 45.00                             41.98
45.01 - 50.00                             50.69
50.01 - 55.00                             77.16
55.01 - 60.00                             91.96
60.01 - 65.00                            100.00
65.01 - 70.00                            100.00
                                         ------
TOTAL:                                    49.33%
                                         ======

Weighted Average = 41.83%

PRODUCT TYPE

                                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
                                        NUMBER OF       BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL
PRODUCT TYPES                         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV
------------------------------------  --------------  ------------  ----------  --------  --------  -----------  --------
5 Year Fixed                                  22      $    166,409      0.04%    11.772%    617       $  7,564    94.01%
7 Year Fixed                                  39         1,039,691      0.22      7.317     709         26,659    67.42
10 Year Fixed                                202         2,532,816      0.54     10.540     647         12,539    87.85
15 year Fixed                                310         8,746,982      1.85     10.232     652         28,216    92.56
20 Year Fixed                              2,276        67,171,311      14.2     10.625     653         29,513    99.44
30 Year Fixed                              3,107       147,477,664     31.18      9.977     650         47,466    98.52
Balloon - 15 year Mat, 30 year Amort       5,560       245,834,056     51.97     10.155     656         44,215    99.35
Balloon - 13 year Mat, 30 year Amort           1            59,860      0.01      8.740     698         59,860   100.00
                                          ------      ------------    ------     ------     ---       --------   ------
TOTAL:                                    11,517      $473,028,788    100.00%    10.164%    654       $ 41,072    98.85%
                                          ======      ============    ======    =======     ===       ========   ======


                                        PERCENT
                                          FULL
PRODUCT TYPES                         DOCUMENTATION
------------------------------------  -------------
5 Year Fixed                             100.00%
7 Year Fixed                              53.22
10 Year Fixed                             85.51
15 year Fixed                             58.84
20 Year Fixed                             37.57
30 Year Fixed                             65.36
Balloon - 15 year Mat, 30 year Amort      42.16
Balloon - 13 year Mat, 30 year Amort     100.00
                                         ------
TOTAL:                                    49.33%
                                         ======